SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) February 5, 2004

                           THE BRALORNE MINING COMPANY
             (Exact name of registrant as specified in its charter)

            Nevada                   0-25707                   91-1948355
(State or other jurisdiction   (Commission  File  No.)       (IRS  Employee
     or incorporation)                                       Identification
                                                                 Number)

  1120 Sunnyside Road, Kelowna, B.C., Canada                   V1Z  2O8
 (Address  of  principal  executive  offices)                (Postal  Code)

                                  250-769-5800
              (Registrant's telephone number, including area code)

Item  4.     Change  of  Registrant's  Certifying  Accountants:

            (a)  Previous  independent  accountants

                (i) On February 5, 2004, the Registrant dismissed Sellers & Andersen from its position as the above company's independent accountants.

                (ii) The audit report of Sellers & Andersen, on January 10, 2004, for the year ended November 30, 2003 contained a modification expressing substantial doubt as to the Registrant's ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer or opinion or modification of the opinion.

               (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                (iv) In connection with its audit for the two most recent fiscal years and review of the unaudited financial statements through November 30, 2003, there have been no disagreements with Sellers & Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Sellers & Andersen would have caused them to make reference thereto in their report on the financial statements.


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                 (v)  During the most recent fiscal years and through November
                      30, 2003, there have been no reportable events (as defined by Regulation S-K Item 304 (a) (1) (v)).

                (vi) The Registrant requested that Sellers & Andersen furnish it with a letter addressed to the SEC stating whether or
                      not it agrees with the above statements.   A copy of such
                      letter is filed as an Exhibit to this Form 8-K.

          (b) New Independent Accountants

              On February 5, 2004, the Registrant engaged Madson & Associates, CPA's Inc. to audit its financial statements for the year ended November 30, 2003. During the two most recent fiscal years and through November 30, 2003, the Registrant has not consulted with Madson & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1)
              (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item  7.      Financial Statements and Exhibits

              (c)  Exhibit:

                   Letter from Sellers & Andersen dated February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



/s/  "Lucien  R.  Paquette"
---------------------------
Lucien  R.  Paquette
Chief  Financial  Officer,  Secretary  Treasurer
and  Director

Dated:     February  5  2004


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